UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5497

Municipal High Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:  October 31

Date of reporting period: April 30, 2006

ITEM 1.                    REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Municipal High Income Fund Inc.

SEMI-ANNUAL REPORT

April 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Municipal High Income Fund Inc.

Semi-Annual Report • April 30, 2006

What’s Inside	Letter from the Chairman	I

	Fund at a Glance	2

	Schedule of Investments	3

	Statement of Assets and Liabilities	14

	Statement of Operations	15

	Statements of Changes in Net Assets	16

	Financial Highlights	17

	Notes to Financial Statements	18

	Financial Data	23

	Additional Shareholder Information	24

	Dividend Reinvestment Plan	25

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)[i] growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

R. JAY GERKEN, CFA	The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period.
Chairman, President and Chief Executive Officer

Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

Both short- and long term yields rose over the reporting period. During the six months ended April 30, 2006, two-year Treasury yields increased from 4.42% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.58% to 5.07%. During part of the reporting period, the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman

Municipal High Income Fund Inc.	I

Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds. Looking at the municipal market, yields of both short- and longer-term securities also rose over the reporting period. However, unlike the Treasury yield curve, the municipal bond curve retained a positive slope.

Performance Review

For the six months ended April 30, 2006, the Municipal High Income Fund Inc. returned 4.26%, based on its net asset value (“NAV”)iv and 6.31% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index[v], returned 1.56% for the same time frame. The Lipper High Yield Municipal Debt Closed-End Funds Category Averagevi increased 4.19%. Please note that Lipper performance returns are based on each fund’s NAV per share.

Certain investors may be subject to the Federal Alterative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.204 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$8.06 (NAV)	4.26%
$7.34 (Market Price)	6.31%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II	Municipal High Income Fund Inc.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Effective January 1, 2006, the Fund’s Board of Directors has approved the appointment of Joseph P. Deane and David T. Fare as co-portfolio managers of the Fund. Messrs. Deane and Fare have been elected Vice Presidents and Investment Officers of the Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-ended funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Municipal High Income Fund Inc.	III

Looking for Additional Information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMHFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call
1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 25, 2006

IV	Municipal High Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Certain investors may be subject to the Federal Alternative Minimum Tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

vi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category, and excluding sales charges.

Municipal High Income Fund Inc.	V

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Take Advantage of the Fund’s Dividend Reinvestment Plan

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the shares is equal to or higher than 98% of the net asset value (“NAV”) per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, the Fund will buy shares for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund’s NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1 (877) 366-6441.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	1

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

2	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited)

MUNICIPAL HIGH INCOME FUND INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 90.3%
Alabama — 0.7%
$615,000	NR	Capstone Improvement District of Brookwood, AL, Series A, 7.700% due 8/15/23 (a)	$86,100
1,000,000	AAA	West Jefferson, AL, Amusement & Public Park Authority Revenue, Visionland Project, Call 12/1/06 @102, 8.000% due 12/1/26 (b)	1,044,480
		Total Alabama	1,130,580

Alaska — 1.7%
1,055,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (c)	1,127,204
1,650,000	AAA	Alaska State Housing Financial Corp., General Housing, Series B, MBIA-Insured, 5.250% due 12/1/30	1,735,041
		Total Alaska	2,862,245

Arizona — 3.0%
1,500,000	NR	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.625% due 12/1/29	1,657,380
935,000	NR	Maricopa County, AZ, IDA, MFH Revenue, Gran Victoria Housing LLC Project, Series B, 10.000% due 5/1/31 (d)	967,791
1,780,000	NR	Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project, Series B, 8.000% due 10/1/34	1,510,205
1,000,000	AAA	Yuma & La Paz Counties, Arizonal Community College District, Arizona Western College, FSA-Insured, 5.000% due 7/1/24	1,034,100
		Total Arizona	5,169,476

Arkansas — 1.1%
		Arkansas State Development Financing Authority:
1,000,000	BBB	Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100, 7.375% due 2/1/29 (b)	1,123,600
600,000	BB	Industrial Facilities Revenue, Potlatch Corp. Projects, Series A, 7.750% due 8/1/25 (c)	676,704
		Total Arkansas	1,800,304

California — 10.5%
1,500,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20 (d)	1,554,525
2,000,000	A3(e)	California Health Facilities Financing Authority Revenue, Refunding, Cedars-Sinai Medical Center, 5.000% due 11/15/27 (f)	2,033,340
		California State Department of Water Resources & Power Supply Revenue, Series A:
5,000,000	AAA	MBIA-IBC-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/21 (b)(f)	5,464,150
1,500,000	AAA	XLCA-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/17 (b)	1,639,245
1,500,000	NR	California Statewide CDA Revenue, East Valley Tourist Project, Series A, 9.250% due 10/1/20	1,639,470
		Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue:
2,000,000	BBB	Asset Backed, Series A-4, 7.800% due 6/1/42 (f)	2,372,180
1,000,000	AAA	Enhanced Asset Backed, Series B, Call 6/1/13 @ 100, 5.625% due 6/1/38 (b)	1,099,920

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	3

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

California — 10.5% (continued)
$1,865,000	Ba2(e)	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	$1,948,384
		Total California	17,751,214

Colorado — 3.4%
500,000	NR	Beacon Point Metropolitan District, GO, Series A, 6.250% due 12/1/35	520,430
1,000,000	AAA	Colorado Educational & Cultural Facilities Authority, Refunding, University of Denver Project, Series B, FGIC-Insured, 5.250% due 3/1/23	1,073,770
		Colorado Educational & Cultural Facilities Authority Revenue: Charter School:
1,230,000	AAA	Bromley School Project, Refunding, XLCA-Insured, 5.125% due 9/15/25	1,291,045
845,000	AAA	Peak to Peak Project, Call 8/15/11 @100, 7.500% due 8/15/21 (b)	962,987
785,000	NR	Elbert County Charter, 7.375% due 3/1/35	782,559
500,000	NR	High Plains, CO, Metropolitan District, Series A, 6.250% due 12/1/35	524,190
500,000	NR	Southlands, CO, Metropolitan District Number 1, GO, 7.125% due 12/1/34	540,805
		Total Colorado	5,695,786

District of Columbia — 1.2%
1,895,000	AAA	District of Columbia COP, District Public Safety & Emergency, AMBAC-Insured, 5.500% due 1/1/20	2,025,395

Florida — 11.1%
985,000	NR	Beacon Lakes, FL, Community Development District, Special Assessment, Series A, 6.900% due 5/1/35	1,067,740
1,500,000	NR	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	1,636,620
2,000,000	NR	Capital Projects Finance Authority of Florida, Student Housing Revenue, Capital Projects Loan Program, Florida University, Series A, Call 8/15/10 @ 103, 7.850% due 8/15/31 (b)(f)	2,368,300
2,000,000	NR	Capital Projects Finance Authority, FL, Continuing Care Retirement Glenridge on Palmer Ranch, Series A, 8.000% due 6/1/32 (f)	2,206,380
965,000	NR	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31	1,012,323
1,000,000	A+	Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems, Series D, 6.000% due 11/15/25	1,077,040
2,000,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, Series A, 7.875% due 12/15/25 (c)(f)	2,054,040
1,000,000	NR	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	1,104,060
495,000	AAA	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13 (g)	594,030
2,000,000	NR	Reunion East Community Development District, Special Assessment, Series A, 7.375% due 5/1/33 (f)	2,178,120
1,000,000	B-	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	1,028,380
1,000,000	AAA	University of Central Florida, COP, Series A, FGIC-Insured, 5.000% due 10/1/25	1,027,930
1,485,000	NR	Waterlefe, FL, Community Development District, Golf Course Revenue, 8.125% due 10/1/25	1,488,742
		Total Florida	18,843,705

See Notes to Financial Statements.

4	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Georgia — 4.1%
		Atlanta, GA, Airport Revenue:
$1,000,000	AAA	Series B, FGIC-Insured, 5.625% due 1/1/30 (c)	$1,043,600
1,000,000	AAA	Series G, FSA-Insured, 5.000% due 1/1/26	1,033,300
2,500,000	NR	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24 (f)	2,762,650
1,000,000	A-(h)	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, Series C, 7.250% due 11/15/29	1,091,550
1,005,000	NR	Walton County, GA, IDA Revenue, Walton Manufacturing Co. Project, 8.500% due 9/1/07	1,021,351
		Total Georgia	6,952,451

Illinois — 1.3%
2,000,000	AAA	Chicago, IL, GO, Neighborhoods Alive 21 Program, FGIC-Insured, Call 1/1/11 @ 100, 5.500% due 1/1/31 (b)(f)	2,150,060

Indiana — 1.1%
		County of St Joseph, IN, EDR, Holy Cross Village Notre Dame Project, Series A:
285,000	NR	6.000% due 5/15/26	297,201
550,000	NR	6.000% due 5/15/38	569,261
1,000,000	BBB-	Indiana State Development Finance Authority, PCR, Inland Steel Co. Project Number 13, 7.250% due 11/1/11 (c)	1,023,790
		Total Indiana	1,890,252

Kansas — 0.7%
1,150,000	A1(e)	Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health, 5.000% due 10/1/22	1,180,705

Louisiana — 0.6%
1,000,000	NR	Epps, LA, COP, 8.000% due 6/1/18	1,021,850

Maryland — 0.9%
1,500,000	NR	Maryland State Economic Development Corp. Revenue, Chesapeake Bay, Series A, 7.730% due 12/1/27	1,616,520

Massachusetts — 4.0%
935,000	NR	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (c)	934,383
1,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B, Call 12/1/10 @ 101, 8.250% due 12/1/30 (b)	1,191,410
1,000,000	BBB	Massachusetts State HEFA Revenue, Caritas Christi Obligation, Series B, 6.750% due 7/1/16	1,110,330
1,870,000	AAA	Massachusetts State IFA Revenue, Assisted Living Facilities, Marina Bay LLC Project, Call 12/1/07 @ 103, 7.500% due 12/1/27 (b)(c)	2,016,197
425,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (g)	569,678
1,000,000	AAA	Massachusetts State, School Building Authority, Dedicated Sales Tax Revenue, Series A, FSA-Insured, 5.000% due 8/15/20	1,048,370
		Total Massachusetts	6,870,368

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	5

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Michigan — 6.2%
$2,130,000	NR	Allen Academy, COP, 7.500% due 6/1/23 (f)	$2,095,643
		Cesar Chavez Academy, COP:
1,000,000	BBB-	6.500% due 2/1/33	1,044,820
1,000,000	BBB-	8.000% due 2/1/33	1,132,420
1,645,000	Ba1(e)	Garden City, MI, HFA, Hospital Revenue, Garden City Hospital Obligation Group, Series A, 5.625% due 9/1/10	1,660,677
1,000,000	NR	Gaudior Academy, COP, 7.250% due 4/1/34	1,004,810
1,750,000	NR	Kalamazoo Advantage Academy, COP, 8.000% due 12/1/33 (f)	1,822,187
1,000,000	NR	Star International Academy, COP, 7.000% due 3/1/33	1,006,400
700,000	NR	William C. Abney Academy, COP, 6.750% due 7/1/19	684,432
		Total Michigan	10,451,389

Mississippi — 0.9%
1,480,000	Aaa(e)	Jackson, MS, Public School District, FSA-Insured, 5.000% due 10/1/20	1,545,934

Montana — 1.5%
2,505,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (c)(f)	2,480,827

New Hampshire — 1.0%
1,600,000	A	New Hampshire HEFA Revenue, Covenant Health System, 5.500% due 7/1/34	1,657,296

New Jersey — 4.7%
1,500,000	AAA	Casino Reinvestment Development Authority Revenue, Series A, MBIA-Insured, 5.250% due 6/1/20	1,584,165
1,000,000	NR	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., Series A, 8.250% due 11/15/30	1,111,290
3,000,000	BBB-	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (f)	3,305,130
1,750,000	BBB	Tobacco Settlement Financing Corp., 6.750% due 6/1/39	1,952,650
		Total New Jersey	7,953,235

New Mexico — 1.4%
		Albuquerque, NM, Hospital Revenue, Southwest Community Health Services, Call 8/1/08 @100:
200,000	AAA	10.000% due 8/1/12 (b)	221,448
105,000	AAA	10.125% due 8/1/12 (b)	116,500
1,000,000	NR	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	1,035,540
1,000,000	A+	Sandoval County, NM, Incentive Payment Revenue, Refunding, 5.000% due 6/1/20	1,030,870
		Total New Mexico	2,404,358

New York — 8.4%
700,000	NR	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., Series A, 8.250% due 11/15/30	753,585
500,000	Aaa(e)	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured, GNMA-Collateralized, 5.500% due 3/20/40	537,250

See Notes to Financial Statements.

6	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

New York — 8.4% (continued)
$2,000,000	AAA	Metropolitan Transportation Authority of New York, Series A, AMBAC-Insured, 5.000% due 7/1/30 (f)	$2,055,340
1,000,000	NR	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, 8.550% due 11/15/32	1,111,800
		New York City, NY, IDA, Civic Facilities Revenue:
1,340,000	NR	Community Residence for the Developmentally Disabled Project, 7.500% due 8/1/26	1,386,351
1,000,000	NR	Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19	1,069,830
1,000,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, MBIA-Insured, 5.000% due 6/15/27	1,040,040
		New York State Dormitory Authority Revenue:
2,090,000	AA+	Cornell University, Series A, 5.000% due 7/1/21	2,200,498
1,500,000	AAA	Mental Health Services Facilities Improvement, Series B, AMBAC-Insured, 5.000% due 2/15/35	1,547,220
1,450,000	AAA	Montefiore Hospital, FGIC/FHA-Insured, 5.000% due 8/1/29	1,499,721
940,000	NR	Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association, Series A, 7.750% due 1/1/22	989,688
		Total New York	14,191,323

North Carolina — 0.6%
950,000	NR	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29	994,441

Ohio — 3.4%
1,500,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	1,650,780
		Montgomery County, OH, Health Systems Revenue:
260,000	AAA	Prefunded Balance, Series B-1, Call 7/1/06 @102, 8.100% due 7/1/18 (b)	265,832
1,035,000	AAA	Series B-1, Call 7/1/06 @102, 8.100% due 7/1/18 (b)	1,062,790
1,500,000	BBB-	Ohio State Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13	1,556,895
1,260,000	AA+	Riversouth Authority Ohio, Revenue, Riversouth Area Redevelopment, Series A, 5.000% due 12/1/25	1,305,561
		Total Ohio	5,841,858

Pennsylvania — 4.0%
2,200,000	NR	Allegheny County, PA, IDA, Airport Special Facilities Revenue, USAir, Inc. Project, Series B, 8.500% due 3/1/21 (a)(c)	220
		Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, Series A:
280,000	NR	7.250% due 1/1/35	299,572
720,000	NR	Call 1/1/13 @ 101, 7.250% due 1/1/35 (b)	859,262
1,000,000	BBB	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	1,062,760
2,640,000	NR	Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center, 6.625% due 7/1/19 (a)	158,400

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	7

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 4.0% (continued)
$980,000	NR	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project, Series A, 7.500% due 2/15/29	$1,001,296
1,000,000	NR	Philadelphia, PA, Authority for IDR, Host Marriot LP Project, Remarketed 10/31/95, 7.750% due 12/1/17	1,006,450
2,000,000	NR	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, Series B, Call 11/15/10 @ 101, 8.125% due 11/15/30 (b)(f)	2,360,200
		Total Pennsylvania	6,748,160

South Carolina — 0.4%
225,000	NR	Florence County, SC, IDR, Stone Container Corp., 7.375% due 2/1/07	225,823
385,000	NR	McCormick County, SC, COP, 9.750% due 7/1/09	386,240
		Total South Carolina	612,063

Tennessee — 1.5%
2,500,000	NR	Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project, Series A, 5.750% due 9/1/37 (f)	2,487,175

Texas — 8.5%
570,000	NR	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental Lady Ester, Series A, 6.875% due 6/1/29	540,685
1,000,000	BBB	Garza County PFC, 5.500% due 10/1/18	1,031,550
2,000,000	BBB-	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 9/30/12 (c)(f)(i)(j)	2,205,500
2,750,000	B-	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project, Series C, 6.125% due 7/15/27 (c)(f)	2,619,760
1,000,000	AAA	Laredo, TX, ISD Public Facility Corp. Lease Revenue, Series A, AMBAC-Insured, 5.000% due 8/1/29	1,022,120
1,000,000	NR	Midlothian, TX, Development Authority, Tax Increment Contract Revenue, 6.200% due 11/15/29	1,001,760
1,000,000	AAA	North Texas Throughway Authority, Dallas North Tollway Systems Revenue, Series A, FSA-Insured, 5.000% due 1/1/35	1,026,090
1,000,000	BBB-	Port Corpus Christi, TX, Industrial Development Corp., CITGO Petroleum Corp. Project, 8.250% due 11/1/31 (c)	1,046,700
1,865,000	NR	West Texas Detention Facility Corp. Revenue, 8.000% due 2/1/25	1,896,239
		Willacy County, TX, PFC Project Revenue:
1,000,000	NR	County Jail, 7.500% due 11/1/25	1,004,870
1,000,000	NR	Series A-1, 8.250% due 12/1/23	1,028,290
		Total Texas	14,423,564

Virginia — 1.6%
455,000	NR	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	477,163
1,000,000	NR	Broad Street CDA Revenue, 7.500% due 6/1/33	1,087,680
1,000,000	BBB	Fairfax County, VA, EDA Revenue, Retirement Community, Greenspring Village, Inc., Series A, 7.500% due 10/1/29	1,092,700
		Total Virginia	2,657,543

See Notes to Financial Statements.

8	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Wisconsin — 0.8%
		Wisconsin State HEFA Revenue:
$1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	$1,092,960
1,745,000	NR	Benchmark Healthcare of Green Bay, Inc. Project, Series A, 7.750% due 5/1/27 (a)	226,850
		Total Wisconsin	1,319,810
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $152,407,673)	152,729,887

SHORT-TERM INVESTMENTS (k) — 8.6%
Florida — 0.1%
260,000	VMIG1(e)	Brevard County, FL, Health Facilities Authority, Health Facilities Revenue, Refunding Bonds, Health First Inc. Project, LOC-SunTrust Bank, 3.790%, 5/1/06	260,000

Georgia — 0.5%
800,000	A-1+	Fulton County, GA, Development Authority, Residential Care Facilities, Lenbrook Square Foundation, LOC-Bank of Scotland, 3.870%, 5/1/06	800,000

Illinois — 1.7%
600,000	A-1+	Illinois Finance Authority Revenue, Northwestern Memorial Hospital, Series B-2, SPA-UBS AG, 3.800%, 5/1/06	600,000
		Illinois Health Facilities Authority:
800,000	A-1+	University Chicago Hospitals, MBIA-Insured, SPA-JPMorgan Chase, 3.810%, 5/1/06	800,000
1,500,000	A-1+	University of Chicago Hospital Project, Series C, MBIA-Insured, LIQ-JPMorgan Chase, 3.780%, 5/1/06	1,500,000
		Total Illinois	2,900,000

Massachusetts — 1.1%
1,900,000	A-1+	Massachusetts State, GO, Consolidated Loan, Series A, SPA-Dexia Credit Local, 3.750%, 5/1/06	1,900,000

Michigan — 0.6%
1,000,000	A-1+	Michigan State Hospital Finance Authority Revenue, Trinity Health Credit, Series E, SPA-Bank of Nova Scotia, 3.800%, 5/1/06	1,000,000

Missouri — 0.2%
400,000	A-1+	Missouri State HEFA, Washington University, Series B, SPA-JPMorgan Chase, 3.810%, 5/1/06	400,000

Pennsylvania — 0.1%
200,000	A-1+	Pennsylvania State Higher EFA, Carnegie Mellon University, Series C, SPA-JPMorgan Chase, 3.750%, 5/1/06	200,000

Tennessee — 0.6%
1,000,000	VMIG1(e)	Sevier County, TN, Public Building Authority, Local Government Improvement, Series IV-E-3, AMBAC-Insured, SPA-JPMorgan Chase, 3.820%, 5/1/06	1,000,000

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	9

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Texas — 3.7%
		Bell County, TX, Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital:
$2,400,000	A-1+	HFA, Series 2001-2, MBIA-Insured, SPA-Westdeutsche Landesbank, 3.810%, 5/1/06	$2,400,000
400,000	A-1+	Series B-1, MBIA-Insured, SPA-JPMorgan Chase, 3.810%, 5/1/06	400,000
700,000	A-1+	Series B-2, MBIA-Insured, SPA-JPMorgan Chase, 3.810%, 5/1/06	700,000
		Harris County, TX, Health Facilities Development Corp. Revenue:
1,300,000	A-1+	Refunding, The Methodist Hospital Systems, Series B, Call 7/3/06 @ 100, 3.810%, 5/1/06 (b)	1,300,000
590,000	A-1+	St. Luke’s Episcopal Hospital, Series B, SPA-Northern Trust, Bayerische Landesbank, Bank of America, Harris Country Texas Health, JPMorgan Chase, 3.810%, 5/1/06	590,000
800,000	A-1+	Texas Medical Center Project, Series B, FSA-Insured, SPA-JPMorgan Chase, 3.810%, 5/1/06	800,000
		Total Texas	6,190,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $14,650,000)	14,650,000
		TOTAL INVESTMENTS — 98.9% (Cost — $167,057,673#)	167,379,887
		Other Assets in Excess of Liabilities — 1.1%	1,801,347
		TOTAL NET ASSETS — 100.0%	$169,181,234

‡             All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)         Security is currently in default.

(b)         Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c)         Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)         All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)         Rating by Moody’s Investors Service.

(f)          All or a portion of this security is segregated for open futures contracts and extended settlements.

(g)         Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(h)         Rating by Fitch Ratings Service.

(i)           Maturity date shown represents the mandatory tender date.

(j)          Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.

(k)          Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#               Aggregate cost for federal income tax purposes is substantially the same.

Please see pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

10	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Abbreviations used in this schedule:

AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EDR	– Economic Development Revenue
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company
FHA	– Federal Housing Administration
FSA	– Financial Security Assurance
GF	– General Facilities
GNMA	– Government National Mortgage Association
GO	– General Obligation
HEFA	– Health & Educational Facilities Authority
HFA	– Housing Finance Authority
IBC	– Insured Bond Certificates
IDA	– Industrial Development Authority
IDR	– Industrial Development Revenue
IFA	– Industrial Finance Agency
ISD	– Independent School District
LIQ	– Liquidity Facility
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue
PFC	– Public Facilities Corporation
SPA	– Standby Bond Purchase Agreement
XLCA	– XL Capital Assurance Inc.

Summary of Investments by Industry* (unaudited)

Hospitals	21.6%
Pre-Refunded	15.1
Education	13.4
Industrial Development	6.4
Life Care Systems	5.5
Transportation	5.3
Public Facilities	4.3
Pollution Control	3.3
Housing: Multi-Family	3.1
General Obligation	3.0
Cogeneration Facilities	2.7
Tobacco	2.6
Escrowed to Maturity	0.7
Water & Sewer	0.6
Tax Allocation	0.5
Miscellaneous	11.9
100.0%

*            As a percentage of total investments. Please note that Fund holdings are subject to change.

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	11

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

12	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by either Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Moody’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit features are denoted with a plus (+) sign.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	13

Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $167,057,673)	$167,379,887
Interest receivable	3,337,387
Receivable for securities sold	845,000
Prepaid expenses	17,563
Total Assets	171,579,837
LIABILITIES:
Payable for securities purchased	2,198,555
Investment management fee payable	76,361
Payable to broker — variation margin on open futures contracts	62,500
Due to custodian	27,348
Distributions payable	246
Accrued expenses	33,593
Total Liabilities	2,398,603
Total Net Assets	$169,181,234
NET ASSETS:
Par value ($0.01 par value; 21,002,201 shares issued and outstanding; 500,000,000 shares authorized)	$210,022
Paid-in capital in excess of par value	192,320,568
Undistributed net investment income	235,167
Accumulated net realized loss on investments and futures contracts	(25,891,549)
Net unrealized appreciation on investments and futures contracts	2,307,026
Total Net Assets	$169,181,234
Shares Outstanding	21,002,201
Net Asset Value	$8.06

See Notes to Financial Statements.

14	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$5,093,272
EXPENSES:
Investment management fee (Note 2)	438,122
Legal fees	53,309
Directors’ fees	42,641
Transfer agent fees	28,847
Shareholder reports	23,307
Administration fees (Note 2)	20,596
Audit and tax	19,904
Stock exchange listing fees	7,427
Custody fees	6,806
Insurance	1,796
Miscellaneous expenses	2,059
Total Expenses	644,814
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,721)
Net Expenses	641,093
Net Investment Income	4,452,179
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,686,368)
Futures contracts	1,989,091
Net Realized Gain	302,723
Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,839,145
Futures contracts	(44,641)
Change in Net Unrealized Appreciation/Depreciation	1,794,504
Net Gain on Investments and Futures Contracts	2,097,227
Increase in Net Assets From Operations	$6,549,406

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	15

Statements of Changes in Net Assets

For the six months ended April 30, 2006 (unaudited)
and the year ended October 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$ 4,452,179	$ 9,546,359
Net realized gain (loss)	302,723	(9,630,924)
Change in net unrealized appreciation/depreciation	1,794,504	11,740,767
Payment by affiliate (Note 2)	—	80,000
Increase in Net Assets From Operations	6,549,406	11,736,202
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,284,449)	(9,429,988)
Decrease in Net Assets From Distributions to Shareholders	(4,284,449)	(9,429,988)
Increase in Net Assets	2,264,957	2,306,214
NET ASSETS:
Beginning of period	166,916,277	164,610,063
End of period*	$169,181,234	$166,916,277
* Includes undistributed net investment income of:	$235,167	$67,437

See Notes to Financial Statements.

16	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$7.95		$7.84		$7.92	$8.16	$8.67		$8.86
Income (Loss) From Operations:
Net investment income	0.21		0.45		0.51	0.57	0.58	(2)	0.59
Net realized and unrealized gain (loss)	0.10		0.11		(0.05)	(0.25)	(0.52	)(2)	(0.20)
Total Income From Operations	0.31		0.56		0.46	0.32	0.06		0.39
Less Distributions From:
Net investment income	(0.20)		(0.45)		(0.53)	(0.56)	(0.57)		(0.58)
In excess of net investment income	—		—		(0.01)	—	—		—
Total Distributions	(0.20)		(0.45)		(0.54)	(0.56)	(0.57)		(0.58)
Net Asset Value, End of Period	$8.06		$7.95		$7.84	$7.92	$8.16		$8.67
Market Price, End of Period	$7.34		$7.10		$7.39	$7.65	$7.68		$8.64
Total Return, Based on Net Asset Value Per Share(3)	4.26%		7.82	%(4)	6.32%	4.42%	0.91%		4.77%
Total Return, Based on Market Price Per Share(3)	6.31%		2.16%		3.76%	7.17%	(4.70)%		13.85%
Net Assets, End of Period (millions)	$169		$167		$165	$166	$171		$180
Ratios to Average Net Assets:
Gross expenses	0.77	%(5)	0.85%		0.80%	0.80%	0.80%		0.82%
Net expenses	0.77	(5)(6)	0.85		0.80	0.80	0.80		0.82
Net investment income	5.34	(5)	5.74		6.47	7.13	6.84	(2)	6.74
Portfolio Turnover Rate	6%		39%		33%	28%	33%		15%

(1)                        For the six months ended April 30, 2006 (unaudited).

(2)                        Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 6.80%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the period prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)                        The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)                        The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)                        Annualized.

(6)                        The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	17

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated

18	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid the Manager a fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. These fees were calculated daily and paid monthly.

Effective October 1, 2005, the administration fee payable by the Fund was changed to an annual rate of 0.15% of the Fund’s average daily net assets.

Under the new investment management agreement effective December 1, 2005, the Fund pays the Manager an investment management fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee is no longer applicable.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

During the six months ended April 30, 2006, the Manager reimbursed a portion of its investment management fee amounting to $3,721.

During the year ended October 31, 2005, SBFM reimbursed the Fund in the amount of $80,000 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 8,783,744
Sales	13,670,319

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,668,828
Gross unrealized depreciation	(7,346,614)
Net unrealized appreciation	$322,214

At April 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Bond	400	6/06	$44,722,312	$42,737,500	$1,984,812

4.  Capital Loss Carryforward

As of October 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $24,221,519, of which $786,462 expires in 2007, $747,959 expires in 2008, $733,106 expires in 2009, $601,572 expires in 2010, $5,066,581 expires in 2011, $10,608,178 expires in 2012 and $5,677,661 expires in 2013. These amounts will be available to offset any future taxable capital gains.

5.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

20	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Municipal High Income Fund Inc. 2006 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and did not implement the transfer agent arrangement described above. Therefore, this Fund has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

22	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Financial Data (unaudited)

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2005
11/22/04	11/26/04	$7.30	$7.83	$0.0420	$7.43
12/28/04	12/31/04	7.02	7.88	0.0400	7.17
1/25/05	1/28/05	7.24	7.91	0.0400	7.39
2/22/05	2/25/05	7.24	7.95	0.0400	7.34
3/21/05	3/24/05	7.17	7.95	0.0390	7.16
4/26/05	4/29/05	7.30	7.93	0.0390	7.38
5/24/05	5/27/05	7.34	7.92	0.0390	7.40
6/21/05	6/24/05	7.15	7.89	0.0340	7.24
7/26/05	7/29/05	7.26	7.92	0.0340	7.31
8/23/05	8/26/05	7.25	7.93	0.0340	7.30
9/27/05	9/30/05	7.18	7.93	0.0340	7.30
10/23/05	10/28/05	7.06	7.95	0.0340	7.10
Fiscal Year 2006
11/21/05	11/25/05	6.96	7.94	0.0340	7.03
12/27/05	12/30/05	7.13	7.98	0.0340	7.16
1/24/06	1/27/06	7.30	8.01	0.0340	7.37
2/21/06	2/24/06	7.32	8.00	0.0340	7.39
3/28/06	3/31/06	7.34	8.02	0.0340	7.38
4/25/06	4/28/06	7.23	8.04	0.0340	7.35

*As of record date

Municipal High Income Fund Inc. 2006 Semi-Annual Report	23

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Municipal High Income Fund Inc. was held on April 7, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors*

Nominee	For	Withheld
George M. Pavia	17,250,956	451,969
R. Jay Gerken	17,267,566	435,359

*                      The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dwight B. Crane, Paolo M. Cucchi, Robert A. Frankel, Paul Hardin and William R. Hutchinson.

24	Municipal High Income Fund Inc. 2006 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

Municipal High Income Fund Inc.	25

Dividend Reinvestment Plan (unaudited) (continued)

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane New York, New York 10038 or by telephone at 1 (877) 366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices its capital shares in the open market. For the six months ended April 30, 2006, the Fund has not repurchased any shares.

26	Municipal High Income Fund Inc.

Municipal High Income Fund Inc.

DIRECTORS	OFFICERS (continued)
Dwight B. Crane	Steven Frank
Paolo M. Cucchi	Controller
Robert A. Frankel
R. Jay Gerken, CFA	Robert I. Frenkel
Chairman	Secretary and
Paul Hardin	Chief Legal Officer
William R. Hutchinson
George M. Pavia	INVESTMENT MANAGER
Smith Barney Fund
Management LLC
OFFICERS
R. Jay Gerken, CFA
President and Chief	CUSTODIAN
Executive Officer	State Street Bank and Trust
Company
Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer	TRANSFER AGENT
American Stock Transfer &
Kaprel Ozsolak	Trust Company
Chief Financial Officer and	59 Maiden Lane
Treasurer	New York, New York 10038

Joseph P. Deane
Vice President and	INDEPENDENT
Investment Officer	REGISTERED PUBLIC
ACCOUNTING FIRM
David T. Fare	KPMG LLP
Vice President and	345 Park Avenue
Investment Officer	New York, New York 10154

George Benoit
Investment Officer

Ted P. Becker
Chief Compliance Officer

This report is transmitted to the shareholders of the		Municipal High Income Fund Inc.
Municipal High Income Fund Inc. This is not a Prospectus, circular or representation intended for use in the purchase of shares of the Fund or of any		MUNICIPAL HIGH INCOME FUND INC. 125 Broad Street
securities mentioned in this report.		10th Floor, MF-2
New York, New York 10004

www.leggmason.com/InvestorServices

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

©2006 Legg Mason Investor Services, LLC Member NASD, SIPC American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

FD01139 6/06	SR06-68	Information on how the Fund voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                    CODE OF ETHICS.

Not applicable.

ITEM 3.                    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                    SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management(1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender

(1)                Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset  Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and Its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.             CONTROLS AND PROCEDURES.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.             EXHIBITS.

(a)            Not applicable.

(b)           Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Municipal High Income Fund Inc.

Date: July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Municipal High Income Fund Inc.

Date: July 7, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Municipal High Income Fund Inc.

Date: July 7, 2006